UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019
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METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-2816 (Commission File Number)	36-2090085 (IRS Employer Identification No.)

8750 West Bryn Mawr Avenue, Chicago, Illinois 60631
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (708) 867-6777
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value	MEI	New York Stock Exchange

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 13, 2019, the Board of Directors (the "Board") of Methode Electronics, Inc. (the "Company") increased the size of the Board from nine to eleven members. The Board elected Bruce Crowther and Mark Schwabero as directors of the Company to fill the vacancies. Messrs. Crowther and Schwabero will each serve as a director until their respective successor is elected and qualified or until his earlier resignation or removal.

Mr. Crowther served as President and Chief Executive Officer of Northwest Community Healthcare from 1991 until his retirement in 2013. Prior to that time, Mr. Crowther served as Executive Vice President and Chief Operating Officer of Northwest Community Healthcare from 1989 to 1991. Mr. Crowther serves as a director of NeoGenomics, Inc., Wintrust Financial Corporation and Barrington Bank.

Mr. Schwabero served as Chairman, Chief Executive Officer and Director of Brunswick Corporation from 2016 until his retirement in December, 2018. Prior to that time, Mr. Schwabero served as President and Chief Operating Officer of Brunswick Corporation from 2014 to 2016 and as President of its Mercury Marine subsidiary from 2008 to 2014. Mr. Schwabero serves as a director of 1st Source Corporation.

Messrs. Crowther and Schwabero will be compensated in a manner consistent with the Company’s other non-employee directors, as most recently described in the Company’s Proxy Statement dated July 30, 2018.

A copy of the press release announcing the appointment of Messrs. Crowther and Schwabero to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements And Exhibits.

(d)    Exhibits.

99.1    Press Release dated June 14, 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METHODE ELECTRONICS, INC.
Date:	June 14, 2019	By:	/s/ Ronald L.G. Tsoumas
Ronald L.G. Tsoumas
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Press Release dated June 14, 2019